-------------------------------------------------------------------------------


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 AMENDMENT NO. 1
                                       TO
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (D)
                                     of the
                         SECURITIES EXCHANGE ACT OF 1934

                          Date of Report: July 30, 2003


                                True Health, INC.
             (Exact name of registrant as specified in its charter)

                                      Utah
         (State or other jurisdiction of incorporation or organization)

                                   75-2263732
                      (IRS Employer Identification Number)

                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                    (Address of principal executive offices)

                          David Francis, Chairman & CEO
                                True Health, Inc.
                           Kelsy House, 77 High Street
                          Beckenham, Kent, UK. BR3 1AN
                     (Name and address of agent for service)

                              (44) (0) 208 658 9575
          (Telephone number, including area code of agent for service)




-------------------------------------------------------------------------------

Item 4.  Changes in Registrant's Certifying Accountant

         1. i. Registrant's primary accountant, Bateman & Co., Inc., P.C. was dismissed by the Company on July 30, 2003.

                  ii. No reports on the financial statements prepared by Bateman & Co., Inc., P.C. over the past two years contained any adverse opinion or disclaimer of opinion, or was qualified or modified as to uncertainty, audit scope, or accounting principals.

                  iii. The decision to change accountants was approved by the Board on July 30, 2003.

                  iv. During the registrant's two most recent fiscal years, and the subsequent interim period through July 30, 2003 (the date of dismissal), there were no disagreements with Bateman & Co., Inc., P.C. on any matter of accounting principals or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of Bateman & Co., Inc., P.C. would have caused it to make reference to the subject matter of the disagreements in connection with its report.

         2.       i.       The registrant retained the services of the
                  accounting firm of Malone & Bailey, PLLC on July 30, 2003 as their principal accountant.

                  ii. During the two most recent fiscal years and the subsequent interim period through July 30, 2003, the registrant did not contact the new accountant prior to its engaging the new accountant regarding the application of accounting principals to a specified transaction, or the type of audit opinion that might be rendered on the registrant's financial statements.

                  iii. During the two most recent fiscal years and the subsequent interim period through July 30, 2003, the registrant did not contact the new accountant prior to its engaging the new accountant regarding any matter that was either the subject of a disagreement or a reportable event.

         3. The registrant has provided a copy of this report, on or prior to the date of filing this report with the Commission, to Bateman & Co., Inc., P.C. and requested that he furnish the registrant with a letter addressed to the Commission stating his approval of or disagreement with the disclosures made herein. Such letter will be filed with the Commission upon receipt by the registrant, but not later than ten days following the filing of this report.

Item 7.  Financial Statements and Exhibits

   Financial Statements

         None

   Exhibits

         16 - Letter re change in certifying accountant.*

------------------------
* To be filed by amendment. Bateman & Co., Inc., P.C. has not provided True Health, Inc. with an amended letter. Our counsel, Sonfield & Sonfield, has delivered the information to Bateman & Co., Inc., P.C. with no response.




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          True Health, INC.



                                          By: /s/David Francis
                                             ----------------------------------
                                             David Francis, President and CEO


Date:  November 21, 2003